UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 6, 2008

MURPHY OIL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-8590	71-0361522
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Peach Street P.O. Box 7000, El Dorado, Arkansas	71731-7000
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 870-862-6411

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Directors

On August 6, 2008, Murphy Oil Corporation announced that Claiborne P. Deming, President and Chief Executive Officer, will retire from the Company effective December 31, 2008, and will be succeeded in these positions by David M. Wood, currently Executive Vice President, effective January 1, 2009. Mr. Deming has held these positions since October 1, 1994. Mr. Deming will remain on the Board of Directors and has been elected Chairman of the Board’s Executive Committee effective January 1, 2009. Mr. Wood has also been elected to the Company’s Board of Directors effective with his promotion.

Mr. Wood, age 51, joined the Company in 1994 and has been responsible for Murphy Oil’s worldwide exploration and production operations since January 1, 2007. Mr. Wood also has served the Company as President of Murphy Exploration & Production Company since January 1, 2007. He had previously served as President of Murphy Exploration & Production Company—International from March 2003 through December 2006, Senior Vice President of Frontier Exploration and Production from April 1999 through February 2003, Vice President Frontier Exploration and Production from 1997 through March 1999, General Manager Frontier Exploration from 1995 to 1997 and Manager Frontier Exploration from 1994 to 1995. Prior to joining Murphy Oil, Mr. Wood worked in various exploration capacities for another oil company from 1980 to 1994. He holds a bachelor’s degree in geology from Nottingham University in England.

The full text of the news release announcing these changes to executive management is attached hereto as Exhibit 99.1.

Item 5.03.	Amendment to By-Laws

On August 6, 2008, Murphy Oil Corporation amended Article III, Section 2 of its By-Laws to change the number of directors from ten to eleven effective January 1, 2009, and amended Article IV, Section 2 to provide for election by the board of the chairman of the executive committee.

Item 8.01.	Other Events of Importance to Security Holders

On August 6, 2008, Murphy Oil Corporation issued a news release announcing a 33.3% dividend increase to $1.00 per outstanding share on an annualized basis. The full text of this news release is attached hereto as Exhibit 99.2.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

3.2	The By-Laws of Murphy Oil Corporation as Amended effective August 6, 2008 are attached hereto as Exhibit 3.2.

99.1	A news release dated August 6, 2008 announcing the retirement of Claiborne P. Deming, President and Chief Executive Officer, effective December 31, 2008, and the appointment of David M. Wood as President and Chief Executive Officer effective January 1, 2009 is attached hereto as Exhibit 99.1.

99.2	A news release dated August 6, 2008 announcing a dividend increase on Murphy Oil Corporation’s common stock is attached hereto as Exhibit 99.2.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MURPHY OIL CORPORATION

By:	/s/ John W. Eckart
John W. Eckart
Vice President and Controller

Date: August 6, 2008

Exhibit Index

3.2	By-Laws of Murphy Oil Corporation as amended effective August 6, 2008.

99.1	News release dated August 6, 2008, as issued by Murphy Oil Corporation.

99.2	News release dated August 6, 2008, as issued by Murphy Oil Corporation.